                                                                    EXHIBIT 99.2

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
I. RECONCILIATION OF
   COLLECTION ACCOUNT:
End of Period Collection
   Account Balance as of Prior
   Payment Date:                  $    402,305.83    $            --    $            --    $            --    $            --
Available Funds:
   Contract payments received
      in this period              $  3,021,210.36    $  3,765,862.80    $  4,452,483.58    $  3,157,288.36    $  4,160,761.18
   Sales, Use and Property
      Tax, Maintenance, Late
      Charges                     $     70,525.47    $     60,223.89    $    125,673.59    $     89,530.61    $    119,416.72
   Prepayment Amount related
      to early termination in
      this period                 $      5,786.69    $  3,352,181.06    $      7,377.14    $     35,888.96    $    530,714.85
   August Collections
      distributed on August
      payment dates               $   (149,554.00)   $            --    $            --    $            --    $            --
   Proceeds received from
      recoveries on previously
      Defaulted Contracts         $            --    $            --    $            --    $            --    $            --
   Transfer from Reserve
      Account                     $      3,511.53    $      3,414.91    $      3,476.90    $      3,373.60    $      3,521.87
   Transfer from Successor
      Reserve Account             $        144.02    $        140.15    $        142.71    $        138.47    $        144.55
   Interest Earned on
      Collection Account          $      1,401.11    $      2,434.69    $      5,869.28    $      8,756.46    $     10,788.12
   Interest Earned on
      Affiliated SPG Account      $        213.46    $        350.69    $        658.85    $      1,097.49    $      2,099.61
   Amounts paid per
      Contribution & Servicing
      Agreement Section 7.01 -
      Substitution                $            --    $            --    $            --    $            --    $            --
   Amounts paid under
      Insurance Policies          $            --    $            --    $            --    $            --    $            --
   Any other amounts -
      Misapplied Cash             $   (942,476.00)   $            --    $            --    $            --    $            --

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Total Available Funds          $  2,413,068.47    $  7,184,608.19    $  4,595,682.05    $  3,296,073.94    $  4,827,446.90
   Less Amounts to be Retained
      in Collection Account       $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   AMOUNT TO BE DISTRIBUTED IN
      CURRENT MONTH               $  2,413,068.47    $  7,184,608.19    $  4,595,682.05    $  3,296,073.94    $  4,827,446.90
                                  ===============    ===============    ===============    ===============    ===============
   CUMULATIVE AMOUNT TO BE
      DISTRIBUTED                                    $  9,597,676.67    $ 14,193,358.71    $ 17,489,432.66    $ 22,316,879.56
                                                     ===============    ===============    ===============    ===============

   DISTRIBUTION OF FUNDS:
   1. To Trustee-Fees &
      Expenses *                  $            --    $            --    $            --    $            --    $            --
   2. To Servicer, any
      unreimbursed
      Nonrecoverable Advances
      or Servicer Advances        $            --    $            --    $            --    $            --    $            --
   3. To Servicer, Tax,
      Maintenance, Late
      Charges                     $     70,525.47     $     60,223.89    $    125,673.59   $     89,530.61    $    119,416.72
   4. To Servicer, Servicing
      Fee and other Servicing
      Compensations               $     49,876.24     $     47,423.36    $     44,586.64   $     43,087.70    $     41,426.16
   5. To USBank Portfolio
      Services as Successor
      Servicer                    $            --    $            --    $            --    $            --    $            --
   6. To Noteholders
      Class A1 Interest           $            --    $            --    $            --    $            --    $            --
      Class A2 Interest           $            --    $            --    $            --    $            --    $            --
      Class A3 Interest           $     42,218.17     $     42,218.17   $     42,218.17    $     42,218.17    $     42,218.17
      Class A4 Interest           $    518,751.20     $    518,751.20   $    518,751.20    $    518,751.20    $    518,751.20
      Class B Interest            $      9,358.71     $      9,358.71   $      9,358.71    $      9,358.71    $      9,358.71
      Class C Interest            $     19,024.00     $     19,024.00   $     19,024.00    $     19,024.00    $     19,024.00
      Class D Interest            $     13,764.12     $     13,764.12   $     13,764.12    $     13,764.12    $     13,764.12
      Class E Interest            $     24,868.71     $     24,868.71   $     24,868.71    $     24,868.71    $     24,868.71
      Class A1 Principal          $            --    $            --    $            --    $            --    $            --
      Class A2 Principal
         (distributed after A1
         Note matures)            $            --    $            --    $            --    $            --    $            --
      Class A3 Principal
         (distributed after A2
         Note matures)**          $            --    $            --    $            --    $            --    $            --
      Class A4 Principal
         (distributed after A3
         Note matures)**          $            --    $            --    $            --    $            --    $            --
      Class B Principal           $            --    $            --    $            --    $            --    $            --
      Class C Principal           $            --    $            --    $            --    $            --    $            --
      Class D Principal           $            --    $            --    $            --    $            --    $            --
      Class E Principal           $            --    $            --    $            --    $            --    $            --
   7. To Reserve Account for
      Requirement per
      Indenture Agreement
      Section 3.08
      (Provided no
      Amortization Event)         $            --    $            --    $            --    $            --    $            --
   8. To Issuer-Residual
      Principal and Interest
      and Reserve Account
      Distribution
      a) Residual Interest
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --    $            --
      b) Residual Principal
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --    $            --
      c) Reserve Account
         Distribution
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   TOTAL FUNDS DISTRIBUTED FOR
      CURRENT MONTH               $    748,386.62    $    735,632.16    $    798,245.13    $    760,603.21    $    788,827.79
                                  ===============    ===============    ===============    ===============    ===============
   CUMULATIVE AMOUNT OF TOTAL
      FUNDS DISTRIBUTED                              $  1,484,018.77    $  2,282,263.91    $  3,042,867.12    $  3,831,694.90
                                                     ===============    ===============    ===============    ===============
   End of Period Collection
      Account Balance
      (Includes Payments in
      Advance & Restricting
      Event Funds (If any))       $            --    $            --    $            --    $            --    $            --
                                  ===============    ===============    ===============    ===============    ===============

*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

**Class A3 principal and Class A4 principal are paid pari passu if a Subordination Deficiency Event exists. On January 31, 2004, the date of determination of the Aggregate Discounted Contract Balance with respect to the February 27, 2004 payment date, a Subordination Deficiency Event existed.

                                                        Aggregate
                                    Feb Report          Amounts of        Previously        Net Amount to
                                   for January          Sept-Feb         Distributed         Transfer on
                                     Activity            Reports           by Trustee          Feb. 27
                                  ---------------    ---------------    ---------------    ---------------
I. RECONCILIATION OF
   COLLECTION ACCOUNT:
End of Period Collection
   Account Balance as of Prior
   Payment Date:                  $            --    $    402,305.83
Available Funds:
   Contract payments received
      in this period              $  3,474,750.74    $ 22,032,357.02
   Sales, Use and Property
      Tax, Maintenance, Late
      Charges                     $     86,181.74    $    551,552.02
   Prepayment Amount related
      to early termination in
      this period                 $    274,384.48    $  4,206,333.18
   August Collections
      distributed on August
      payment dates               $            --    $   (149,554.00)
   Proceeds received from
      recoveries on previously
      Defaulted Contracts         $            --    $            --
   Transfer from Reserve
      Account                     $  4,879,434.97    $  4,896,733.78
   Transfer from Successor
      Reserve Account             $        124.73    $        834.63
   Interest Earned on
      Collection Account          $     10,652.26    $     39,901.92
   Interest Earned on
      Affiliated SPG Account      $      2,254.79    $      6,674.89
   Amounts paid per
      Contribution & Servicing
      Agreement Section 7.01 -
      Substitution                $            --    $            --
   Amounts paid under
      Insurance Policies          $            --    $            --
   Any other amounts -
      Misapplied Cash             $            --    $   (942,476.00)

                                  ---------------    ---------------
   Total Available Funds           $  8,727,783.71   $ 31,044,663.27
   Less Amounts to be Retained
      in Collection Account       $            --    $            --
                                  ---------------    ---------------
   AMOUNT TO BE DISTRIBUTED IN
      CURRENT MONTH               $  8,727,783.71    $ 31,044,663.27
                                  ===============    ===============
   CUMULATIVE AMOUNT TO BE
      DISTRIBUTED                 $ 31,044,663.27
                                  ===============

   DISTRIBUTION OF FUNDS:
   1. To Trustee-Fees &
      Expenses *                  $     19,451.84    $     19,451.84    $            --    $     19,451.84
   2. To Servicer, any
      unreimbursed
      Nonrecoverable Advances
      or Servicer Advances        $  1,944,631.82    $  1,944,631.82    $  1,944,631.82    $            --
   3. To Servicer, Tax,
      Maintenance, Late
      Charges                     $     81,181.26    $    546,551.54    $    465,370.28    $     81,181.26
   4. To Servicer, Servicing
      Fee and other Servicing
      Compensations               $     19,241.97    $    245,642.08    $    226,400.10    $     19,241.98
   5. To USBank Portfolio
      Services as Successor
      Servicer                    $     24,242.45    $     24,242.45    $            --    $     24,242.45
   6. To Noteholders
      Class A1 Interest           $            --    $            --    $            --    $            --
      Class A2 Interest           $            --    $            --    $            --    $            --
      Class A3 Interest           $     42,218.17    $    253,309.00    $    253,309.00    $         (0.00)
      Class A4 Interest           $    518,751.20    $  3,112,507.20    $  3,112,507.20    $            --
      Class B Interest            $      9,358.71    $     56,152.24    $     56,152.24    $          0.00
      Class C Interest            $     19,024.00    $    114,144.01    $    114,144.01    $         (0.00)
      Class D Interest            $     13,764.12    $     82,584.71    $     82,584.71    $         (0.00)
      Class E Interest            $     24,868.71    $    149,212.28    $    149,212.28    $         (0.00)
      Class A1 Principal          $            --    $            --    $            --    $            --
      Class A2 Principal
         (distributed after A1
         Note matures)            $            --    $            --    $            --    $            --
      Class A3 Principal
         (distributed after A2
         Note matures)**          $  2,064,087.59    $  2,064,087.59    $            --    $  2,064,087.59
      Class A4 Principal
         (distributed after A3
         Note matures)**          $ 22,432,146.53    $ 22,432,146.53    $            --    $ 22,432,146.53
      Class B Principal           $            --    $            --    $            --    $            --
      Class C Principal           $            --    $            --    $            --    $            --
      Class D Principal           $            --    $            --    $            --    $            --
      Class E Principal           $            --    $            --    $            --    $            --
   7. To Reserve Account for
      Requirement per
      Indenture Agreement
      Section 3.08
      (Provided no
      Amortization Event)         $            --    $            --    $            --    $            --
   8. To Issuer-Residual
      Principal and Interest
      and Reserve Account
      Distribution
      a) Residual Interest
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --
      b) Residual Principal
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --
      c) Reserve Account
         Distribution
         (Provided no
         Restricting or
         Amortization Event in
         effect)                  $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------
   TOTAL FUNDS DISTRIBUTED FOR
      CURRENT MONTH               $ 27,212,968.36    $ 31,044,663.27    $  6,404,311.64    $ 24,640,351.63
                                  ===============    ===============    ===============    ===============
   CUMULATIVE AMOUNT OF TOTAL
      FUNDS DISTRIBUTED           $ 31,044,663.27
                                  ===============
   End of Period Collection
      Account Balance
      (Includes Payments in
      Advance & Restricting
      Event Funds (If any))       $            --    $            --
                                  ===============    ===============


*Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

**Class A3 principal and Class A4 principal are paid pari passu if a Subordination Deficiency Event exists. On January 31, 2004, the date of determination of the Aggregate Discounted Contract Balance with respect to the February 27, 2004 payment date, a Subordination Deficiency Event existed.


                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
II. RESERVE ACCOUNT
   Beginning Balance              $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87
      -Add Investment Earnings    $      3,511.53    $      3,414.91    $      3,476.90    $      3,373.60    $      3,521.87
      -Add Transfer from
         Certificate Account
         (To Satisfy Reserve
         Account Requirement)     $            --    $            --    $            --    $            --    $            --
      -Less Distribution to
         Certificate Account      $      3,511.53    $      3,414.91    $      3,476.90    $      3,373.60    $      3,521.87
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   End of Period Balance          $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87
                                  ===============    ===============    ===============    ===============    ===============
   Reserve Account Requirement
      (Lesser of: (i) Initial
      Reserve Account Required
      Amount, or
   (ii) Sum of Class A, Class
      B, Class C, Class D, and
      Class E Note Balances
      (Provided no
      Amortization Event))        $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87    $  4,876,395.87

   SUCCESSOR RESERVE ACCOUNT
   Beginning Balance              $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00
      -Add Investment Earnings    $        144.02    $        140.15    $        142.71    $        138.47    $        144.55
      -Add Transfer from
         Certificate Account
         (To Satisfy Reserve
         Account Requirement)     $            --    $            --    $            --    $            --    $            --
      -Less Distribution to
         Certificate Account      $        144.02    $        140.15    $        142.71    $        138.47    $        144.55
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   End of Period Balance          $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00
                                  ===============    ===============    ===============    ===============    ===============
   Reserve Account Requirement
      (Lesser of: (i) Initial
      Reserve Account Required
      Amount, or
   (ii) Sum of Class A, Class
      B, Class C, Class D, and
      Class E Note Balances)      $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00    $    200,000.00


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
II. RESERVE ACCOUNT
   Beginning Balance              $  4,876,395.87
      -Add Investment Earnings    $      3,039.10
      -Add Transfer from
         Certificate Account
         (To Satisfy Reserve
         Account Requirement)     $            --
      -Less Distribution to
         Certificate Account      $  4,879,434.97
                                  ---------------
   End of Period Balance          $            --
                                  ===============
   Reserve Account Requirement
      (Lesser of: (i) Initial
      Reserve Account Required
      Amount, or
   (ii) Sum of Class A, Class
      B, Class C, Class D, and
      Class E Note Balances
      (Provided no
      Amortization Event))        $            --

   SUCCESSOR RESERVE ACCOUNT
   Beginning Balance              $    200,000.00
      -Add Investment Earnings    $        124.73
      -Add Transfer from
         Certificate Account
         (To Satisfy Reserve
         Account Requirement)     $            --
      -Less Distribution to
         Certificate Account      $        124.73
                                  ---------------
   End of Period Balance          $    200,000.00
                                  ===============
   Reserve Account Requirement
      (Lesser of: (i) Initial
      Reserve Account Required
      Amount, or
   (ii) Sum of Class A, Class
      B, Class C, Class D, and
      Class E Note Balances)      $    200,000.00

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
III. CLASS A NOTE AGGREGATE
   PRINCIPAL BALANCE
   Beginning Aggregate
      Principal Balance of the
      Class A Notes               $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25

   Class A Overdue Interest,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class A Monthly Interest       $    560,969.37    $    560,969.37    $    560,969.37    $    560,969.37    $    560,969.37
   Class A Overdue Principal,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class A Monthly Principal      $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Aggregate Principal
      Balance of the Class A
      Notes                       $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25
                                  ===============    ===============    ===============    ===============    ===============


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
III. CLASS A NOTE AGGREGATE
   PRINCIPAL BALANCE
   Beginning Aggregate
      Principal Balance of the
      Class A Notes               $117,042,137.25

   Class A Overdue Interest,
      If Any                      $            --
   Class A Monthly Interest       $    560,969.37
   Class A Overdue Principal,
      If Any                      $            --
   Class A Monthly Principal      $ 24,496,234.12
                                  ---------------

                                  ---------------
   Ending Aggregate Principal
      Balance of the Class A
      Notes                       $ 92,545,903.13
                                  ===============


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
IV. CLASS A NOTE PRINCIPAL
   BALANCE
   Beginning Principal Balance
   of the Class A Notes
         Class A1                 $            --    $            --    $            --    $            --    $            --
         Class A2                 $            --    $            --    $            --    $            --    $            --
         Class A3                 $  9,862,137.25    $  9,862,137.25    $  9,862,137.25    $  9,862,137.25    $  9,862,137.25
         Class A4                 $107,180,000.00    $107,180,000.00    $107,180,000.00    $107,180,000.00    $107,180,000.00
                                  ---------------    ---------------    ---------------    ---------------    ---------------
                                  $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25
   Class A Monthly Interest
         Class A1
            (Actual Number
            Days/360)             $            --    $            --    $            --    $            --    $            --
         Class A2                 $            --    $            --    $            --    $            --    $            --
         Class A3                 $     42,218.17    $     42,218.17    $     42,218.17    $     42,218.17    $     42,218.17
         Class A4                 $    518,751.20    $    518,751.20    $    518,751.20    $    518,751.20    $    518,751.20

   Class A Monthly Principal
         Class A1                 $            --    $            --    $            --    $            --    $            --
         Class A2                 $            --    $            --    $            --    $            --    $            --
         Class A3                 $            --    $            --    $            --    $            --    $            --
         Class A4                 $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------
                                  $            --    $            --    $            --    $            --    $            --
   Ending Principal Balance of
      the Class A Notes
         Class A1                 $            --    $            --    $            --    $            --    $            --
         Class A2                 $            --    $            --    $            --    $            --    $            --
         Class A3
            CUSIP 23334XAC0       $  9,862,137.25    $  9,862,137.25    $  9,862,137.25    $  9,862,137.25    $  9,862,137.25
         Class A4
            CUSIP 23334XADB       $107,180,000.00    $107,180,000.00    $107,180,000.00    $107,180,000.00    $107,180,000.00
                                  ---------------    ---------------    ---------------    ---------------    ---------------
                                  $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25    $117,042,137.25
                                  ===============    ===============    ===============    ===============    ===============
   Class A3
   Interest Paid Per $1,000
      Original Face
      $82,500,000                       0.5117353          0.5117353          0.5117353          0.5117353          0.5117353
   Principal Paid Per $1,000
      Original Face
      $82,500,000                       0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    0.1195411          0.1195411          0.1195411          0.1195411          0.1195411

   Class A4
   Interest Paid Per $1,000
      Original Face
      $107,180,000                      4.8400000          4.8400000          4.8400000          4.8400000          4.8400000
   Principal Paid Per $1,000
      Original Face
      $107,180,000                      0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    1.0000000          1.0000000          1.0000000          1.0000000          1.0000000


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
IV. CLASS A NOTE PRINCIPAL
   BALANCE
   Beginning Principal Balance
   of the Class A Notes
         Class A1                 $            --
         Class A2                 $            --
         Class A3                 $  9,862,137.25
         Class A4                 $107,180,000.00
                                  ---------------
                                  $117,042,137.25
   Class A Monthly Interest
         Class A1
            (Actual Number
            Days/360)             $            --
         Class A2                 $            --
         Class A3                 $     42,218.17
         Class A4                 $    518,751.20

   Class A Monthly Principal
         Class A1                 $            --
         Class A2                 $            --
         Class A3                 $  2,064,087.59
         Class A4                 $ 22,432,146.53
                                  ---------------
                                  $ 24,496,234.12
   Ending Principal Balance of
      the Class A Notes
         Class A1                 $            --
         Class A2                 $            --
         Class A3
            CUSIP 23334XAC0       $  7,798,049.66
         Class A4
            CUSIP 23334XADB       $ 84,747,853.47
                                  ---------------
                                  $ 92,545,903.13
                                  ===============
   Class A3
   Interest Paid Per $1,000
      Original Face
      $82,500,000                       0.5117353
   Principal Paid Per $1,000
      Original Face
      $82,500,000                      25.0192435
   Ending Principal
      Balance Factor                    0.0945218

   Class A4
   Interest Paid Per $1,000
      Original Face
      $107,180,000                      4.8400000
   Principal Paid Per $1,000
      Original Face
      $107,180,000                    209.2941456
   Ending Principal
      Balance Factor                    0.7907059


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
V. CLASS B NOTE PRINCIPAL
   BALANCE CUSIP 23334XAE6
   Beginning Principal Balance
      of the Class B Notes        $  1,996,524.15    $  1,996,524.15    $  1,996,524.15    $  1,996,524.15    $  1,996,524.15

   Class B Overdue Interest,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class B Monthly Interest       $      9,358.71    $      9,358.71    $      9,358.71    $      9,358.71    $      9,358.71
   Class B Overdue Principal,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class B Monthly Principal      $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

   Ending Principal Balance of
      the Class B Notes           $  1,996,524.15    $  1,996,524.15    $  1,996,524.15    $  1,996,524.15    $  1,996,524.15
                                  ===============    ===============    ===============    ===============    ===============
   Interest Paid Per $1,000
      Original Face $4,880,000          1.9177678          1.9177678          1.9177678          1.9177678          1.9177678
   Principal Paid Per $1,000
      Original Face $4,880,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238          0.4091238          0.4091238          0.4091238          0.4091238


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
V. CLASS B NOTE PRINCIPAL
   BALANCE CUSIP 23334XAE6
   Beginning Principal Balance
      of the Class B Notes        $  1,996,524.15

   Class B Overdue Interest,
      If Any                      $            --
   Class B Monthly Interest       $      9,358.71
   Class B Overdue Principal,
      If Any                      $            --
   Class B Monthly Principal      $            --
                                  ---------------
   Ending Principal Balance of
      the Class B Notes           $  1,996,524.15
                                  ===============
   Interest Paid Per $1,000
      Original Face $4,880,000          1.9177678
   Principal Paid Per $1,000
      Original Face $4,880,000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004



                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
VI. CLASS C NOTE PRINCIPAL
   BALANCE CUSIP 23334XAF3
   Beginning Principal Balance
      of the Class C Notes        $  3,988,957.09    $  3,988,957.09    $  3,988,957.09    $  3,988,957.09    $  3,988,957.09
   Class C Overdue Interest,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class C Monthly Interest       $     19,024.00    $     19,024.00    $     19,024.00    $     19,024.00    $     19,024.00
   Class C Overdue Principal,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class C Monthly Principal      $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance of
      the Class C Notes           $  3,988,957.09    $  3,988,957.09    $  3,988,957.09    $  3,988,957.09    $  3,988,957.09
                                  ===============    ===============    ===============    ===============    ===============
   Interest Paid Per $1,000
      Original Face $9,750,000          1.9511796          1.9511796          1.9511796          1.9511796          1.9511796
   Principal Paid Per $1,000
      Original Face $9,750,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238          0.4091238          0.4091238          0.4091238          0.4091238


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
VI. CLASS C NOTE PRINCIPAL
   BALANCE CUSIP 23334XAF3
   Beginning Principal Balance
      of the Class C Notes        $  3,988,957.09
   Class C Overdue Interest,
      If Any                      $            --
   Class C Monthly Interest       $     19,024.00
   Class C Overdue Principal,
      If Any                      $            --
   Class C Monthly Principal      $            --
                                  ---------------

                                  ---------------
   Ending Principal Balance of
      the Class C Notes           $  3,988,957.09
                                  ===============
   Interest Paid Per $1,000
      Original Face $9,750,000          1.9511796
   Principal Paid Per $1,000
      Original Face $9,750,000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
VII. CLASS D NOTE PRINCIPAL
   BALANCE CUSIP 23334XAG1

   Beginning Principal Balance
      of the Class D Notes        $  2,659,304.67    $  2,659,304.67    $  2,659,304.67    $  2,659,304.67    $  2,659,304.67

   Class D Overdue Interest,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class D Monthly Interest       $     13,764.12    $     13,764.12    $     13,764.12    $     13,764.12    $     13,764.12
   Class D Overdue Principal,
      If Any                      $            --    $            --    $            --    $            --    $            --
   Class D Monthly Principal      $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance of
      the Class D Notes           $  2,659,304.67    $  2,659,304.67    $  2,659,304.67    $  2,659,304.67    $  2,659,304.67
                                  ===============    ===============    ===============    ===============    ===============

   Interest Paid Per $1,000
      Original Face $6,500,000          2.1175566          2.1175566          2.1175566          2.1175566          2.1175566
   Principal Paid Per $1,000
      Original Face $6,500,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238          0.4091238          0.4091238          0.4091238          0.4091238


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
VII. CLASS D NOTE PRINCIPAL
   BALANCE CUSIP 23334XAG1

   Beginning Principal Balance
      of the Class D Notes        $  2,659,304.67

   Class D Overdue Interest,
      If Any                      $            --
   Class D Monthly Interest       $     13,764.12
   Class D Overdue Principal,
      If Any                      $            --
   Class D Monthly Principal      $            --
                                  ---------------

                                  ---------------
   Ending Principal Balance of
      the Class D Notes           $  2,659,304.67
                                  ===============

   Interest Paid Per $1,000
      Original Face $6,500,000          2.1175566
   Principal Paid Per $1,000
      Original Face $6,500,000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
VIII. CLASS E NOTE PRINCIPAL
   BALANCE CUSIP 23334XAH9
   Beginning Principal Balance
      of the Class E Notes        $  3,326,176.52    $  3,326,176.52    $  3,326,176.52    $  3,326,176.52    $  3,326,176.52
   Class E Overdue Interest,
     If Any                       $            --    $            --    $            --    $            --    $            --
   Class E Monthly Interest       $     24,868.71    $     24,868.71    $     24,868.71    $     24,868.71    $     24,868.71
   Class E Overdue Principal,
     If Any                       $            --    $            --    $            --    $            --    $            --
   Class E Monthly Principal      $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance of
      the Class E Notes           $  3,326,176.52    $  3,326,176.52    $  3,326,176.52    $  3,326,176.52    $  3,326,176.52
                                  ===============    ===============    ===============    ===============    ===============

   Interest Paid Per $1,000
      Original Face $8,130,000          3.0588823          3.0588823          3.0588823          3.0588823          3.0588823
   Principal Paid Per $1,000
      Original Face $8,130,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238          0.4091238          0.4091238          0.4091238          0.4091238


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
VIII. CLASS E NOTE PRINCIPAL
   BALANCE CUSIP 23334XAH9
   Beginning Principal Balance
      of the Class E Notes        $  3,326,176.52
   Class E Overdue Interest,
     If Any                       $            --
   Class E Monthly Interest       $     24,868.71
   Class E Overdue Principal,
     If Any                       $            --
   Class E Monthly Principal      $            --
                                  ---------------

                                  ---------------
   Ending Principal Balance of
      the Class E Notes           $  3,326,176.52
                                  ===============

   Interest Paid Per $1,000
      Original Face $8,130,000          3.0588823
   Principal Paid Per $1,000
      Original Face $8,130,000          0.0000000
   Ending Principal
      Balance Factor                    0.4091238


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
IX. ISSUERS RESIDUAL PRINCIPAL
   BALANCE
   Beginning Residual
      Principal Balance           $  3,990,208.08    $  3,990,208.08    $  3,990,208.08    $  3,990,208.08    $  3,990,208.08

   Residual Interest              $            --    $            --    $            --    $            --    $            --
   Residual Principal             $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------

                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Residual Principal
      Balance                     $  3,990,208.08    $  3,990,208.08    $  3,990,208.08    $  3,990,208.08    $  3,990,208.08
                                  ===============    ===============    ===============    ===============    ===============


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
IX. ISSUERS RESIDUAL PRINCIPAL
   BALANCE
   Beginning Residual
      Principal Balance           $  3,990,208.08

   Residual Interest              $            --
   Residual Principal             $            --
                                  ---------------

                                  ---------------
   Ending Residual Principal
      Balance                     $  3,990,208.08
                                  ===============


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
X. PAYMENT TO SERVICER
   -Collection period Servicer
      Fee                         $     49,876.24    $     47,423.36    $     44,586.64    $     43,087.70    $     41,426.16
   -Servicer Advance
      Reimbursement               $            --    $            --    $            --    $            --    $            --
   -Less Netting Amount           $            --    $            --    $            --    $            --    $            --
   -Tax, Maintenance, Late
      Charges, Bank Interest,
      and other amounts           $     70,525.47    $     60,223.89    $    125,673.59    $     89,530.61    $    119,416.72
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Total amounts due to
      Servicer                    $    120,401.71    $    107,647.25    $    170,260.23    $    132,618.30    $    160,842.88
                                  ===============    ===============    ===============    ===============    ===============

                                                        Aggregate
                                    Feb Report          Amounts of
                                   for January          Sept-Feb
                                     Activity            Reports
                                  ---------------    ---------------
X. PAYMENT TO SERVICER
   -Collection period Servicer
      Fee                         $     38,483.94    $    264,884.05
   -Servicer Advance
      Reimbursement               $  2,202,936.16    $  2,202,936.16
   -Less Netting Amount           $   (258,304.34)   $   (258,304.34)
   -Tax, Maintenance, Late
      Charges, Bank Interest,
      and other amounts           $     86,181.74    $    551,552.02
                                  ---------------    ---------------
   Total amounts due to
      Servicer                    $  2,069,297.50    $ 2,761,067.88
                                  ===============    ==============

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
XI. AGGREGATE DISCOUNTED
   CONTRACT BALANCE
POOL A
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      beginning of the related
      Collection Period           $117,958,756.51    $115,038,048.69    $109,857,087.98    $106,901,556.05    $102,372,783.45

   Aggregate Discounted
      Contract Balance of
      Additional Contracts
      acquired during
      Collection Period           $            --    $            --    $            --    $            --    $            --

   Decline in Aggregate
      Discounted Contract
      Balance                     $  2,920,707.82    $  5,180,960.71    $  2,955,531.93    $  4,528,772.60    $  5,545,663.43
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      ending of the related
      Collection Period           $115,038,048.69    $109,857,087.98    $106,901,556.05    $102,372,783.45    $ 96,827,120.02
                                  ===============    ===============    ===============    ===============    ===============

   Components of Decline in
      Aggregate Discounted
      Contract Balance:
      -  Principal portion of
         Contract Payments and
         Servicer Advances        $ (1,811,319.74)   $  1,851,358.99    $  2,892,181.07    $  3,383,863.92    $    246,191.25
      -  Principal portion of
         Prepayment Amounts       $      5,756.27    $  3,329,601.72    $      6,346.97    $     24,782.23    $    521,695.14
      -  Principal portion of
         Contracts repurchased
         under Indenture
         Agreement Section
         4.02                     $            --    $            --    $            --    $            --    $            --
      -  Aggregate Discounted
         Contract Balance of
         Contracts that have
         become Defaulted
         Contracts during the
         Collection Period        $  4,726,271.29    $            --    $     57,003.89    $  1,120,126.45    $  4,777,777.04
      -  Aggregate Discounted
         Contract Balance of
         Substitute Contracts
         added during
         Collection Period        $            --    $            --    $            --    $            --    $            --
      -  Aggregate Discounted
         Contract Balance of
         Predecessor Contracts
         withdrawn during
         Collection Period        $            --    $            --    $            --    $            --    $            --

                                  ---------------    ---------------    ---------------    ---------------    ---------------
            Total Decline in
               Aggregate
               Discounted
               Contract
               Balance            $  2,920,707.82    $  5,180,960.71    $  2,955,531.93    $  4,528,772.60    $  5,545,663.43
                                  ===============    ===============    ===============    ===============    ===============

POOL B
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      beginning of the related
      Collection Period           $ 15,044,551.23    $ 14,733,386.09    $ 14,128,098.98    $ 13,420,761.82    $ 12,794,824.51

   Aggregate Discounted
      Contract Balance of
      Additional Contracts
      acquired during
      Collection Period           $            --    $            --    $            --    $            --    $            --

   Decline in Aggregate
      Discounted Contract
      Balance                     $    311,165.14    $    605,287.12    $    707,337.16    $    625,937.31    $    462,509.85
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the ending
      of the related
      Collection Period           $ 14,733,386.09    $ 14,128,098.98    $ 13,420,761.82    $ 12,794,824.51    $ 12,332,314.66
                                  ===============    ===============    ===============    ===============    ===============

   Components of Decline in
      Aggregate Discounted
      Contract Balance:
      -  Principal portion of
         Contract Payments and
         Servicer Advances        $    311,165.14    $    600,332.02    $    703,307.53    $    615,019.27    $    435,428.43
      -  Principal portion of
         Prepayment Amounts       $            --    $      4,955.10    $        991.38    $     10,918.04    $      6,229.45
      -  Principal portion of
         Contracts repurchased
         under Indenture
         Agreement Section
         4.02                     $            --    $            --    $            --    $            --    $            --
      -  Aggregate Discounted
         Contract Balance of
         Contracts that have
         become Defaulted
         Contracts during the
         Collection Period        $            --    $            --    $      3,038.25    $            --    $     20,851.97
      -  Aggregate Discounted
         Contract Balance of
         Substitute Contracts
         added during
         Collection Period        $            --    $            --    $            --    $            --    $            --
      -  Aggregate Discounted
         Contract Balance of
         Predecessor Contracts
         withdrawn during
         Collection Period        $            --    $            --    $            --    $            --    $            --

                                  ---------------    ---------------    ---------------    ---------------    ---------------
            Total Decline in
               Aggregate
               Discounted
               Contract
               Balance            $    311,165.14    $    605,287.12    $    707,337.16    $    625,937.31    $    462,509.85
                                  ===============    ===============    ===============    ===============    ===============

                                  ---------------    ---------------    ---------------    ---------------    ---------------
 AGGREGATE DISCOUNTED CONTRACT
   BALANCE AT THE END OF THE
   RELATED COLLECTION PERIOD      $129,771,434.78    $123,985,186.95    $120,322,317.87    $115,167,607.96    $109,159,434.68
                                  ===============    ===============    ===============    ===============    ===============


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
XI. AGGREGATE DISCOUNTED
   CONTRACT BALANCE
POOL A
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      beginning of the related
      Collection Period           $ 96,827,120.02

   Aggregate Discounted
      Contract Balance of
      Additional Contracts
      acquired during
      Collection Period           $            --

   Decline in Aggregate
      Discounted Contract
      Balance                     $ 13,532,135.24
                                  ---------------
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      ending of the related
      Collection Period           $ 83,294,984.78
                                  ===============

   Components of Decline in
      Aggregate Discounted
      Contract Balance:
      -  Principal portion of
         Contract Payments and
         Servicer Advances        $    604,420.28
      -  Principal portion of
         Prepayment Amounts       $    113,207.84
      -  Principal portion of
         Contracts repurchased
         under Indenture
         Agreement Section
         4.02                     $            --
      -  Aggregate Discounted
         Contract Balance of
         Contracts that have
         become Defaulted
         Contracts during the
         Collection Period        $ 12,814,507.11
      -  Aggregate Discounted
         Contract Balance of
         Substitute Contracts
         added during
         Collection Period        $            --
      -  Aggregate Discounted
         Contract Balance of
         Predecessor Contracts
         withdrawn during
         Collection Period        $            --

                                  ---------------
            Total Decline in
               Aggregate
               Discounted
               Contract
               Balance            $ 13,532,135.24
                                  ===============

POOL B
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the
      beginning of the related
      Collection Period           $ 12,332,314.66

   Aggregate Discounted
      Contract Balance of
      Additional Contracts
      acquired during
      Collection Period           $            --

   Decline in Aggregate
      Discounted Contract
      Balance                     $  2,604,210.18
                                  ---------------
   Aggregate Discounted
      Contract Balance, as
      defined in Indenture
      Agreement, at the ending
      of the related
      Collection Period           $  9,728,104.48
                                  ===============

   Components of Decline in
      Aggregate Discounted
      Contract Balance:
      -  Principal portion of
         Contract Payments and
         Servicer Advances        $    311,513.41
      -  Principal portion of
         Prepayment Amounts       $    159,734.02
      -  Principal portion of
         Contracts repurchased
         under Indenture
         Agreement Section
         4.02                     $            --
      -  Aggregate Discounted
         Contract Balance of
         Contracts that have
         become Defaulted
         Contracts during the
         Collection Period        $  2,132,962.75
      -  Aggregate Discounted
         Contract Balance of
         Substitute Contracts
         added during
         Collection Period        $            --
      -  Aggregate Discounted
         Contract Balance of
         Predecessor Contracts
         withdrawn during
         Collection Period        $            --

                                  ---------------
            Total Decline in
               Aggregate
               Discounted
               Contract
               Balance            $  2,604,210.18
                                  ===============

                                  ---------------
 AGGREGATE DISCOUNTED CONTRACT
   BALANCE AT THE END OF THE
   RELATED COLLECTION PERIOD      $ 93,023,089.26
                                  ===============

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
XII. CUMULATIVE DETAIL OF
   DEFAULTED CONTRACTS*

   Lease #
   (See EXHIBIT A)
            Pool A Total
               Discounted
               Present Value      $  4,726,271.29    $  4,726,271.29    $  4,783,275.18    $  5,903,401.63    $ 10,681,178.67
            Pool B Total
               Discounted
               Present Value      $            --    $            --    $      3,038.25    $      3,038.25    $     23,890.22

   a) Discounted Contract
      Balances of all
      Defaulted Contracts         $  4,726,271.29    $  4,726,271.29    $  4,786,313.43    $  5,906,439.88    $ 10,705,068.89
   b) ADCB at Closing Date        $325,093,057.74    $325,093,057.74    $325,093,057.74    $325,093,057.74    $325,093,057.74
   c) (Cannot Exceed 6% over
      the Life of the Pool)                  1.45%              1.45%              1.47%              1.82%              3.29%


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
XII. CUMULATIVE DETAIL OF
   DEFAULTED CONTRACTS*

   Lease #
   (See EXHIBIT A)
            Pool A Total
               Discounted
               Present Value      $ 23,495,685.79
            Pool B Total
               Discounted
               Present Value      $  2,156,852.97

   a) Discounted Contract
      Balances of all
      Defaulted Contracts         $ 25,652,538.76
   b) ADCB at Closing Date        $325,093,057.74
   c) (Cannot Exceed 6% over
      the Life of the Pool)                  7.89%

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $2,202,936.16 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.


                                    Sept Report         Oct Report         Nov Report        Dec Report         Jan Report
                                    for August        for September       for October       for November       for December
                                     Activity            Activity           Activity          Activity            Activity
                                  ---------------    ---------------    ---------------    ---------------    ---------------
XIII. CUMULATIVE DETAIL OF
   DELINQUENT CONTRACTS
   REPURCHASED
   Pool A
   Repurchases                    $ 13,245,573.06    $ 13,245,573.06    $ 13,245,573.06    $ 13,245,573.06    $ 13,245,573.06
   Substitutions                  $ 11,381,843.19    $ 11,381,843.19    $ 11,381,843.19    $ 11,381,843.19    $ 11,381,843.19

   Pool B
   Repurchases                    $  2,153,767.98    $  2,153,767.98    $  2,153,767.98    $  2,153,767.98    $  2,153,767.98
   Substitutions                  $            --    $            --    $            --    $            --    $            --
                                  ---------------    ---------------    ---------------    ---------------    ---------------
   Total                          $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23

   a) Discounted Contract
      Balances of all
      Delinquent Contracts
      Repurchased                 $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23    $ 26,781,184.23
   b) ADCB at Closing Date        $325,093,057.74    $325,093,057.74    $325,093,057.74    $325,093,057.74    $325,093,057.74
   c) (Cannot Exceed 15% over
      the Life of the Pool)                  8.24%              8.24%              8.24%              8.24%              8.24%


                                    Feb Report
                                   for January
                                     Activity
                                  ---------------
XIII. CUMULATIVE DETAIL OF
   DELINQUENT CONTRACTS
   REPURCHASED
   Pool A
   Repurchases                    $ 13,245,573.06
   Substitutions                  $ 11,381,843.19

   Pool B
   Repurchases                    $ 2,153,767.98
   Substitutions                  $            --
                                  ---------------
   Total                          $ 26,781,184.23

   a) Discounted Contract
      Balances of all
      Delinquent Contracts
      Repurchased                 $ 26,781,184.23
   b) ADCB at Closing Date        $325,093,057.74
   c) (Cannot Exceed 15% over
      the Life of the Pool)                  8.24%

XIV. CUMULATIVE DETAIL OF
   SUBSTITUTED CONTRACTS-
   PREPAYMENTS (POOL A)                                Predecessor
                 Discounted         Predecessor        Discounted
 Lease #        Present Value        Lease #          Present Value
-------------  ---------------    ---------------    ---------------
3355-004       $  1,178,581.83           4424-401    $  1,264,331.32
   CASH        $    520,726.22           4424-402    $    434,976.73
               ---------------                       ---------------
      Totals:  $  1,699,308.05                       $  1,699,308.05

a) Discounted Contract
   Balances of All Prepaid
   Contracts                                         $  1,699,308.05
b) ADCB of Pool A at Closing
   Date                                              $272,767,516.82
c) (Cannot Exceed 10% Over the
   Life of the Pool)                                            0.62%

Data for Current Reporting
   Period Substitutions
a) Total Discounted Contract
   Balance of Predecessor
   Receivables                    $            --
b) Total Discounted Contract
   Balance of Substitute
   Receivables                    $            --
c) If (a) > (b), amount to be
   deposited in Collection
   Account per Contribution &
   Servicing Agreement 7.02       $            --

Changes in any of the above
   detail during the related
   Collection Period (August
   to January)                    YES                NO            X
                                  ===============    ===============

CUMULATIVE DETAIL OF
   SUBSTITUTED CONTRACTS-
   PREPAYMENTS (POOL B)                               Predecessor
                 Discounted         Predecessor        Discounted
 Lease #        Present Value        Lease #          Present Value
-------------  ---------------    ---------------    ---------------
 NONE

      Totals:  $            --                       $           --

a) Discounted Contract
   Balances of All Prepaid
   Contracts                                         $            --
b) ADCB of Pool B At Closing
   Date                                              $ 52,325,540.92
c) (Cannot Exceed 10% Over the
   Life of the Pool Unless
   Rating Agency Approves)                                      0.00%

Data for Current Reporting
   Period Substitutions
a) Total Discounted Contract
   Balance of Predecessor
   Receivables                    $            --
b) Total Discounted Contract
   Balance of Substitute
   Receivables                    $            --
c) If (a) > (b), amount to be
   deposited in Collection
   Account per Contribution &
   Servicing Agreement 7.02       $            --

Changes in any of the above
   detail during the related
   Collection Period (August
   to January)                    YES                NO            X
                                  ===============    ===============

XV. CUMULATIVE DETAIL OF
   SUBSTITUTED CONTRACTS-NON-
   PERFORMING (POOL A)                                Predecessor
                 Discounted         Predecessor        Discounted
 Lease #        Present Value        Lease #          Present Value
-------------  ---------------    ---------------    ---------------
2707-201       $  1,045,934.66           2041-203    $  3,154,026.34
2707-202       $    491,545.72
2708-201       $  1,305,725.82
2706-202       $     90,653.94
2706-207       $    215,544.48
   Cash        $      4,621.72           2869-001    $  2,037,442.62
3271-002       $  2,317,472.63           2769-001    $  2,940,134.55
3702-003       $  2,946,305.69           2770-001    $  3,087,098.20
3714-001       $  1,470,213.52        2002918-002    $     25,199.70
3718-006       $  1,893,050.93        2004445-001    $     85,324.68
               ---------------        2002452-001    $     52,617.10
                                                     ---------------
      Totals:  $ 11,781,069.11                       $ 11,381,843.19

a) Discounted Contract
   Balances of All Non-
   Performing Contracts                              $ 11,381,843.19
b) ADCB of Pool A at Closing
   Date                                              $272,767,516.82
c) (Cannot Exceed 10% Over the
   Life of the Pool)                                            4.17%

Data for Current Reporting
   Period Substitutions
a) Total Discounted Contract
   Balance of Predecessor
   Receivables                    $            --
b) Total Discounted Contract
   Balance of Substitute
   Receivables                    $            --
c) If (a) > (b), amount to be
   deposited in Collection
   Account per Contribution &
   Servicing Agreement 7.02       $            --

Changes in any of the above
   detail during the related
   Collection Period  (August
   to January)                    YES                NO            X
                                  ===============    ===============

CUMULATIVE DETAIL OF
   SUBSTITUTED CONTRACTS-
   GENERAL RIGHTS (POOL B)                             Predecessor
                 Discounted         Predecessor        Discounted
 Lease #        Present Value        Lease #          Present Value
-------------  ---------------    ---------------    ---------------
 NONE

      Totals:  $            --                       $            --

a) Discounted Contract
   Balances of all Contracts
   Substituted                                       $            --
b) ADCB of Pool B at Closing
   Date                                              $ 52,325,540.92
c) (Cannot Exceed 10% Over the
   Life of the Pool)                                            0.00%

Data for Current Reporting
   Period Substitutions
a) Total Discounted Contract
   Balance of Predecessor
   Receivables                     $         --
b) Total Discounted Contract
   Balance of Substitute
   Receivables                     $         --
c) If (a) > (b), amount to be
   deposited in Collection
   Account per Contribution &
   Servicing Agreement 7.02        $         --

 Changes in any of the above
   detail during the related
   Collection Period  (August
   to January)                    YES                NO            X
                                  ===============    ===============

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

                                    Sept Report         Oct Report         Nov Report
                                    for August        for September       for October
                                     Activity            Activity           Activity
                                  ---------------    ---------------    ---------------
XVI.POOL PERFORMING
   MEASUREMENTS
1  Aggregate Discounted
   Contract Balance
   Contracts Delinquent
   > 90 days
   -  This Month:                 $    849,309.88    $  5,547,439.46    $ 17,930,949.92
   -  1 Month Prior:              $  2,492,606.38    $    849,309.88    $  5,547,439.46
   -  2 Months Prior:             $  2,568,941.51    $  2,492,606.38    $    849,309.88
                                  ---------------    ---------------    ---------------
   Total                          $  5,910,857.77    $  8,889,355.72    $ 24,327,699.26

   a) 3 Month Average:            $  1,970,285.92    $  2,963,118.57    $  8,109,233.09

   Total Outstanding Contracts
   -  This Month:                 $129,771,434.78    $123,985,186.95    $120,322,317.87
   -  1 Month Prior:              $133,003,307.74    $129,771,434.78    $123,985,186.95
   -  2 Months Prior:             $137,413,546.57    $133,003,307.74    $129,771,434.78
                                  ---------------    ---------------    ---------------
   Total                          $400,188,289.09    $386,759,929.47    $374,078,939.60

   b) 3 Month Average:            $133,396,096.36    $128,919,976.49    $124,692,979.87
   c) a/b                                    1.48%              2.30%              6.50%

2. Does a Delinquency
   Condition Exist (1c > 6%)?            NO                 NO                 YES
                                  ---------------    ---------------    ---------------
3. Restricting Event Check
   A. A Delinquency Condition
      Exists for Current
      Period?                            NO                 NO                 YES
                                  ---------------    ---------------    ---------------
   B. An Indenture Event of
      Default has occurred and
      is then Continuing? *              YES                YES                YES
                                  ---------------    ---------------    ---------------
4. Has a Servicer Event of
   Default Occurred? *                   YES                YES                YES
                                  ---------------    ---------------    ---------------
5. Amortization Event Check
   A. Is 1c > 8%?                        NO                 NO                 NO
                                  ---------------    ---------------    ---------------
   B. Bankruptcy, Insolvency,
      Reorganization, Default,
      Violation of any
      Covenant or Obligation
      not Remedied within 90
      days?                              YES                YES                YES
                                  ---------------    ---------------    ---------------
   C. As of any Determination
      Date, the sum of all
      Defaulted Contracts
      since the Closing Date
      exceeds 6% of the ADCB
      on the Closing Date?               NO                 NO                 NO
                                  ---------------    ---------------    ---------------
6. Aggregate Discounted
   Contract Balance at Closing
   Date                           $325,093,057.74    $325,093,057.74    $325,093,057.74

   Aggregate Discounted
   Contract Balances
   (A.D.C.B.) of Contracts
   listed as more than:

   A.D.C.B**
   30 Days Overdue                $ 20,866,735.30    $ 20,428,238.52    $  9,381,626.54
   60 Days Overdue                $  4,239,963.54    $ 14,792,190.07    $  6,861,174.88
   90 Days Overdue                $    772,944.42    $  4,037,129.48    $ 12,344,375.60
   120 Days Overdue               $     76,365.46    $    710,615.27    $  4,046,373.13
   150 Days Overdue               $            --    $    799,694.71    $  1,540,201.19
   180 Days Overdue               $            --    $            --    $            --
                                  ---------------    ---------------    ---------------
                                  $ 25,956,008.72    $ 40,767,868.05    $ 34,173,751.34

   A.D.C.B at end of
   Collection Period              $129,771,434.78    $123,985,186.95    $120,322,317.87

   % OF TOTAL A.D.C.B
   30 Days Overdue                         16.080%            16.476%             7.797%
   60 Days Overdue                          3.267%            11.931%             5.702%
   90 Days Overdue                          0.596%             3.256%            10.259%
   120 Days Overdue                         0.059%             0.573%             3.363%
   150 Days Overdue                         0.000%             0.645%             1.280%
   180 Days Overdue                         0.000%             0.000%             0.000%

*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                                                           Payment Date: 2/27/04

                                    Dec Report         Jan Report         Feb Report
                                   for November       for December       for January
                                     Activity            Activity          Activity
                                  ---------------    ---------------    ---------------
XVI.POOL PERFORMING
   MEASUREMENTS
1  Aggregate Discounted
   Contract Balance
   Contracts Delinquent
   > 90 days
   -  This Month:                 $ 20,050,194.65    $ 20,242,253.51    $  7,588,295.18
   -  1 Month Prior:              $ 17,930,949.92    $ 20,050,194.65    $ 20,242,253.51
   -  2 Months Prior:             $  5,547,439.46    $ 17,930,949.92    $ 20,050,194.65
                                  ---------------    ---------------    ---------------
   Total                          $ 43,528,584.03    $ 58,223,398.09    $ 47,880,743.34

   a) 3 Month Average:            $ 14,509,528.01    $ 19,407,799.36    $ 15,960,247.78

   Total Outstanding Contracts
   -  This Month:                 $115,167,607.96    $109,159,434.67    $93,023,089.25
   -  1 Month Prior:              $120,322,317.87    $115,167,607.96    $109,159,434.67
   -  2 Months Prior:             $123,985,186.95    $120,322,317.87    $115,167,607.96
                                  ---------------    ---------------    ---------------
   Total                          $359,475,112.77    $344,649,360.50    $317,350,131.88

   b) 3 Month Average:            $119,825,037.59    $114,883,120.17    $105,783,377.29
   c) a/b                                   12.11%             16.89%             15.09%

2. Does a Delinquency
   Condition Exist (1c > 6%)?            YES                YES                YES
                                  ---------------    ---------------    ---------------
3. Restricting Event Check
   A. A Delinquency Condition
      Exists for Current
      Period?                            YES                YES                YES
                                  ---------------    ---------------    ---------------
   B. An Indenture Event of
      Default has occurred and
      is then Continuing? *              YES                YES                YES
                                  ---------------    ---------------    ---------------
4. Has a Servicer Event of
   Default Occurred? *                   YES                YES                YES
                                  ---------------    ---------------    ---------------
5. Amortization Event Check
   A. Is 1c > 8%?                        YES                YES                YES
                                  ---------------    ---------------    ---------------
   B. Bankruptcy, Insolvency,
      Reorganization, Default,
      Violation of any
      Covenant or Obligation
      not Remedied within 90
      days?                              YES                YES                YES
                                  ---------------    ---------------    ---------------
   C. As of any Determination
      Date, the sum of all
      Defaulted Contracts
      since the Closing Date
      exceeds 6% of the ADCB
      on the Closing Date?               NO                 NO                 YES
                                  ---------------    ---------------    ---------------
6. Aggregate Discounted
   Contract Balance at Closing
   Date                           $325,093,057.74    $325,093,057.74    $325,093,057.74

   Aggregate Discounted
   Contract Balances
   (A.D.C.B.) of Contracts
   listed as more than:

   A.D.C.B**
   30 Days Overdue                $ 17,988,819.64    $ 13,244,750.33    $ 10,833,755.75
   60 Days Overdue                $  3,031,588.25    $  1,264,661.85    $  3,067,787.39
   90 Days Overdue                $  4,622,536.15    $  2,351,043.80    $    783,875.74
   120 Days Overdue               $ 11,451,770.19    $  4,484,072.84    $  3,548,860.06
   150 Days Overdue               $  3,975,888.31    $ 13,407,136.87    $  3,255,559.37
   180 Days Overdue               $            --    $            --    $            --
                                  ---------------    ---------------    ---------------
                                  $ 41,070,602.54    $ 34,751,665.69    $ 21,489,838.31

   A.D.C.B at end of
   Collection Period              $115,167,607.96    $109,159,434.67    $93,023,089.25

   % OF TOTAL A.D.C.B
   30 Days Overdue                         15.620%            12.133%            11.646%
   60 Days Overdue                          2.632%             1.159%             3.298%
   90 Days Overdue                          4.014%             2.154%             0.843%
   120 Days Overdue                         9.944%             4.108%             3.815%
   150 Days Overdue                         3.452%            12.282%             3.500%
   180 Days Overdue                         0.000%             0.000%             0.000%

*Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XVI that occurred prior to February 24, 2004 are waived.

**Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

                                                           Payment Date: 2/27/04

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

EXHIBIT # A - DETAIL ON DEFAULTED CONTRACTS*

                                          SCHEDULED
DEFAULT MONTH    CONTRACT #     POOL    DEFAULT AMOUNT
-------------    -----------    ----    --------------
       Aug-03    0002858-001     A      $ 4,719,259.08
       Aug-03    2003899-001     A          $ 7,012.21
       Oct-03    2003354-001     A          $ 5,186.16
       Oct-03    2004642-001     B          $ 3,038.25
       Oct-03    2006312-001     A         $ 51,817.73
       Nov-03    2004988-001     A          $ 2,104.00
       Nov-03    0002857-001     A      $ 1,096,959.58
       Nov-03    2004318-001     A         $ 18,304.68
       Nov-03    2005017-002     A          $ 2,758.19
       Dec-03    2004687-001     B         $ 16,279.20
       Dec-03    0001310-002     A        $ 425,979.69
       Dec-03    0002625-002     A         $ 13,346.08
       Dec-03    0002842-001     A        $ 965,709.59
       Dec-03    0002842-002     A        $ 418,248.65
       Dec-03    0002850-001     A      $ 1,619,192.43
       Dec-03    0002850-002     A        $ 661,506.31
       Dec-03    0002850-003     A        $ 347,900.67
       Dec-03    0002850-004     A         $ 96,420.01
       Dec-03    0002867-001     A         $ 76,465.26
       Dec-03    2001528-002     A         $ 73,512.01
       Dec-03    2002292-002     A         $ 20,539.31
       Dec-03    2004435-001     A         $ 10,640.12
       Dec-03    2005384-001     A         $ 48,316.91
       Dec-03    2005933-001     B          $ 4,572.77
       Jan-04    0002468-005     A         $ 81,171.31
       Jan-04    0002468-006     A        $ 163,277.78
       Jan-04    0002468-007     A        $ 141,797.18
       Jan-04    0002688-001     A         $ 32,506.52
       Jan-04    0002697-002     A      $ 2,805,590.59
       Jan-04    0002698-002     A      $ 2,758,720.04
       Jan-04    0002833-002     A         $ 57,019.04
       Jan-04    0003702-003     A      $ 3,165,647.60
       Jan-04    0003714-001     A      $ 1,514,594.85
       Jan-04    0003718-006     A      $ 2,011,838.77
       Jan-04    2003223-001     A         $ 15,078.84
       Jan-04    2004007-001     A          $ 6,475.84
       Jan-04    2004533-001     A          $ 5,605.36
       Jan-04    2004856-002     A          $ 5,432.62
       Jan-04    2005017-001     A          $ 5,591.90
       Jan-04    2007199-001     A          $ 2,272.68
       Jan-04    2007525-001     A         $ 32,044.79
       Jan-04    2007791-001     A          $ 9,841.40
       Jan-04    0002681-002     B        $ 343,555.76
       Jan-04    0004413-001     B      $ 1,198,581.87
       Jan-04    0004413-002     B        $ 590,825.11

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $2,202,936.16 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                       DVI Receivables XIV, L.L.C. 2001-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004

DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS this report is accurate and complete in all material respects and fairly states the matters set forth in this report.

/s/ Joseph A. Andries
----------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES

/s/ Montgomery W. Cornell
----------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.